UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2006
THE HOUSTON EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11899 (Commission File Number)	22-2674487 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 2000 Houston, Texas (Address of principal executive offices)	77002-5215 (Zip Code)
(713) 830-6800
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Purchase and Sale Agreement of Texas Gulf of Mexico Assets
On February 28, 2006, The Houston Exploration Company (“Houston Exploration” or the “Company”), as seller, entered into a definitive purchase and sale agreement with certain partnership’s affiliated with Merit Energy Company, as buyer, to sell certain interests in natural gas and oil producing properties and undeveloped acreage in the Gulf of Mexico for a cash purchase price of approximately $220 million, subject to customary post-closing adjustments. The transaction is subject to customary closing conditions and certain inspection rights of the buyer has an effective date of January 1, 2006, and is expected to close on March 31, 2006.
The foregoing description is qualified in its entirety by reference to the Company’s press release announcing the sale, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
On March 1, 2006, Houston Exploration issued a press release announcing its financial and operational results for the three-month and twelve-month periods ended December 31, 2005. The press release is furnished as Exhibit 99.2 hereto and incorporated by reference herein.
Following the issuance of the press release and the filing of this Current Report on Form 8-K, the Company will hold its fourth quarter 2005 earnings conference call on Wednesday, March 1, 2006, at 9:30 A.M. Central Time (please note revised time), which is open to the public, to further review financial and operational results. This scheduled conference call was previously announced on February 1, 2006. To access the call, dial (800) 230-1059 prior to start and provide the confirmation code 815926. The conference call will also be webcast. To access the webcast, log on to the Company’s web site at http://www.houstonexploration.com and follow the webcast links. A replay of the call will be available for one week on the Company’s website beginning at 1:00 P.M. Central Time on March 1, 2006. To replay the call, dial (800) 475-6701 and provide the confirmation code 815926 for this service.
Item 7.01. Regulation FD Disclosure.
The information included under Item 1.01 “Entry into a Material Definitive Agreement” of this report is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued by Houston Exploration on February 28, 2006 announcing the partial sale of its Gulf of Mexico assets.

99.2	Press release issued by Houston Exploration on March 1, 2006 announcing results of operations for the three-month and twelve-month periods ended December 31, 2005.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2006	THE HOUSTON EXPLORATION COMPANY

	By:	/s/ James F. Westmoreland James F. Westmoreland
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number		Description

99.1	—	Press release issued by Houston Exploration on February 28, 2006 announcing the partial sale of its Gulf of Mexico assets.

99.2	—	Press release issued by Houston Exploration on March 1, 2006 announcing results of operations for the three-month and twelve-month periods ended December 31, 2005.